                               POWER OF ATTORNEY


         I, Gregory D. Brenneman, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 3, 2002, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of April 2002.


                                    /s/ Gregory D. Brenneman
                                    -------------------------------------------
                                    Gregory D. Brenneman

                               POWER OF ATTORNEY


         I, Richard H. Brown, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 3, 2002, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of April 2002.


                                    /s/  Richard H. Brown
                                    -------------------------------------------
                                    Richard H. Brown

                               POWER OF ATTORNEY


         I, John L. Clendenin, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 3, 2002, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of April 2002.


                                    /s/  John L. Clendenin
                                    -------------------------------------------
                                    John L. Clendenin

                               POWER OF ATTORNEY


         I, Berry R. Cox, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 3, 2002, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of April 2002.


                                    /s/  Berry R. Cox
                                    -------------------------------------------
                                    Berry R. Cox

                               POWER OF ATTORNEY



         I, William S. Davila, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 3, 2002, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of April 2002.


                                    /s/  William S. Davila
                                    -------------------------------------------
                                    William S. Davila

                               POWER OF ATTORNEY


         I, Claudio X. Gonzalez, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 3, 2002, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of April 2002.


                                    /s/  Claudio X. Gonzalez
                                    -------------------------------------------
                                    Claudio X. Gonzalez

                               POWER OF ATTORNEY


         I, Richard A. Grasso, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 3, 2002, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of April 2002.


                                    /s/  Richard A. Grasso
                                    -------------------------------------------
                                    Richard A. Grasso

                               POWER OF ATTORNEY


         I, Milledge A. Hart, III a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 3, 2002, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of April 2002.


                                    /s/  Milledge A. Hart
                                    -------------------------------------------
                                    Milledge A. Hart, III

                               POWER OF ATTORNEY


         I, Bonnie G. Hill, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 3, 2002, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of April 2002.


                                    /s/  Bonnie G. Hill
                                    -------------------------------------------
                                    Bonnie G. Hill

                               POWER OF ATTORNEY


         I, Kenneth G. Langone, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 3, 2002, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of April 2002.


                                    /s/  Kenneth G. Langone
                                    -------------------------------------------
                                    Kenneth G. Langone

                               POWER OF ATTORNEY


         I, Roger S. Penske, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 3, 2002, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of April 2002.


                                    /s/  Roger S. Penske
                                    -------------------------------------------
                                    Roger S. Penske